Summary Prospectus September 28, 2012 (as supplemented through June 4, 2013)

PNC Michigan Intermediate Municipal Bond Fund

Class A – PMMAX Class C—PMICX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com/Forms_Literature/Prospectuses/default.fs. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund's Prospectus and Statement of Additional Information, both dated September 28, 2012, as supplemented through June 4, 2013 and thereafter from time to time as necessary, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide income exempt from regular federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 65 and in the "Additional Purchase and Redemption Information" section of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	0.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.02%[2]	0.75%
Other Expenses	0.55%	0.55%
Shareholder Servicing Fees	0.25%	0.25%
Other[3]	0.30%	0.30%
Total Annual Fund Operating Expenses	0.97%	1.70%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 12 months. Class A Shares purchased in the amount of $1,000,000 or more prior to May 1, 2013 will be subject to the contingent deferred sales charge for 18 months from the purchase date. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 12 months from the date of purchase. Class C Shares purchased prior to May 1, 2013 will be subject to the contingent deferred sales charge for 18 months from the date of purchase.

2  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2013 at which time the Board will determine whether to renew, revise or discontinue it.

3  "Other Expenses" include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. "Acquired Fund" means any investment company in which the Fund invests or has invested during the period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$396	$616	$854	$1537
Class C Shares	$273	$536	$923	$2009

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$173	$536	$923	$2009

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's

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performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities (bonds) issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. A vote of the Fund's shareholders is necessary to change the Fund's fundamental policy. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund distributions may be taxable, such as dividends that are derived from taxable investments and distributions of short and long-term capital gains realized on the sale of portfolio securities. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, PNC Capital Advisors, LLC (the "Adviser") considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of such security, is in the best interests of investors.

PRINCIPAL RISKS

Credit/Counterparty Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Municipal Obligations Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Non-Diversification Risk. The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening

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the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates because prepayments often occur after interest rates have decreased or when interest rates are falling.

Single State Risk. The Fund's focus on investments in securities of issuers located in a single state leaves the Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. Because the Fund invests primarily in securities issued by Michigan and its municipalities, events in Michigan are likely to affect the Fund's investments and its performance. As a result, the Fund is more vulnerable to unfavorable developments in Michigan than are funds that invest in municipal securities of multiple states.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of broad measures of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/
Funds_Performance/Fund_Snapshot/FundID_323/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	3.93%	(9/30/09)
Worst Quarter	-3.20%	(12/31/10)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2012 was 1.94%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	5.85%	3.89%	3.68%
Returns After Taxes on Distributions[1]	5.28%	3.54%	3.46%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	5.53%	3.76%	3.64%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes)	10.17%	5.96%	5.57%
S&P Municipal Bond Michigan Index (reflects no deduction for fees, expenses or taxes)	10.86%	4.78%	5.31%
	1 Year	5 Years	10 Years
Class C Shares
Returns Before Taxes	7.00%	3.76%	3.25%
S&P Municipal Bond Intermediate Index (reflects no deduction for fees, expenses or taxes)	10.17%	5.96%	5.57%
S&P Municipal Bond Michigan Index (reflects no deduction for fees, expenses or taxes)	10.86%	4.78%	5.31%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Adam Mackey	3	Managing Director

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax (other than the alternative minimum

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tax) and Michigan personal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax and/or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact the Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  In general, a Fund's minimum initial investment is $1,000 for Class A and Class C Shares; and

•  If purchasing Class A and Class C Shares through a Planned Investment Program ("PIP"), the initial minimum investment of $1,000 is waived as long as the minimum systematic purchase is $50.

Minimum Subsequent Investments:

•  There is no minimum subsequent investment amount, unless shares are purchased through a PIP; and

•  Shares purchased through a PIP have a $50 minimum subsequent investment requirement.

A Fund's initial and subsequent investment minimums may be reduced or waived in some cases.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

PNC Funds

P.O. Box 9795

Providence, RI 02940-9795

SUM-TEMIA-0613